United States
Securities and Exchange Commission

Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report  (Date of earliest event reported):  May 17, 2007

TRC COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9947	06-0853807
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21 Griffin Road North, Windsor, Connecticut 06095
(Address of Principal Executive Offices) (Zip Code)

(860) 298-9692
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On May 18, 2007, TRC Companies, Inc. issued a news release announcing its financial results for the three months ended September 30, 2006 and the three and six months ended December 31, 2006.  A copy of the news release is attached hereto as Exhibit 99.1 to this report.  In addition, the Company determined that a restatement of previously filed consolidated balance sheets and statements of changes in shareholders’ equity for the fiscal year ended June 30, 2006 was required.  The restatement and its impact are further described in Item 4.02 of this Report on Form 8-K which description is incorporated by reference in this Item 2.02.

The information in this Item 2.02 (including Exhibit 99.1, except for information in Exhibit 99.1 pertaining to the restatement) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 4.02                   Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Subsequent to the issuance of our June 30, 2006 financial statements, the Company determined it had not properly recorded an insurance recoverable on an exit strategy contract during the year ended June 30, 2001.  As a result, on May 17, 2007 the Company concluded, after discussions with the Audit Committee of the Company’s Board of Directors, that we should restate the Company’s previously filed consolidated balance sheets and statements of changes in shareholders’ equity for the fiscal year ended June 30, 2006. The restatement has no impact on the consolidated statements of operations, comprehensive loss and cash flows.

Accordingly, the June 30, 2006 consolidated financial statements previously filed by the Company with the Securities and Exchange Commission on February 26, 2007 on Form 10-K, the related disclosures and the related independent registered public accountant’s report should no longer be relied upon.  This conclusion and the matters set forth herein have been discussed with Deloitte & Touche LLP, the Company’s independent registered public accountants.

The Company expects to file an Amendment No. 1 to its annual report on Form 10-K/A for the period ended June 30, 2006 on or before May 25, 2007, to include the restated financial statements and any other required disclosure.  A copy of the press release dated May 18, 2007 announcing the restatement is attached hereto as Exhibit 99.1 which is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

99.1                           News release titled “TRC Announces Improved Financial results for the Six Months Ended December 31, 2006”, dated May 18, 2007.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 18, 2007	TRC Companies, Inc.

	By:	/s/ Carl d. Paschetag, Jr.
Carl d. Paschetag, Jr.
Senior Vice President and
Chief Financial Officer